Convenience Translation into United States Dollar Amounts	12 Months Ended
Dec. 31, 2011
Convenience Translation into United States Dollar Amounts

3. Convenience Translation into United States Dollar Amounts

The Company reports its consolidated financial statements in the Korean Won. The United States dollar (“US dollar”) amounts disclosed in the accompanying consolidated financial statements are presented solely for the convenience of the reader, and have been converted at the rate of 1,158.5 Korean Won to one US dollar, which is the noon buying rate of the U.S. Federal Reserve Bank of New York in effect on December 30, 2011. Such translations should not be construed as representations that the Korean Won amounts represent, have been, or could be, converted into, US dollars at that or any other rate. The US dollar amounts are unaudited and are not presented in accordance with generally accepted accounting principles generally accepted either in the Republic of Korea or the United States of America.